UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 240.14a-12

New Century Portfolios

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

NEW CENTURY PORTFOLIOS
NEW CENTURY OPPORTUNISTIC PORTFOLIO

100 Williams Street, Suite 200
Wellesley, MA 02481
(888) 639-60102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 25, 2013

To the Shareholders of New Century Opportunistic Portfolio:

NOTICE IS HEREBY GIVEN that New Century Portfolios (the “Trust”), on behalf of the New Century Opportunistic Portfolio (the “Opportunistic Portfolio”), a series of the Trust, an open-end management investment company, will hold a Special Meeting of Shareholders at 100 William Street, Suite 200, Wellesley, Massachusetts 02481, on Monday, the 25th day of February, 2013 at 10:00 a.m. Eastern Time (the “Special Meeting”).

The Special Meeting will be held for the following purposes:

(1)
To approve an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Opportunistic Portfolio by the New Century Capital Portfolio (“Capital Portfolio”), a diversified series of the Trust, an open-end management investment company, in exchange for shares of the Capital Portfolio and the assumption by the Capital Portfolio of all liabilities of the Opportunistic Portfolio and (b) the subsequent liquidation, termination, and dissolution of the Opportunistic Portfolio; and

(2)	To transact such other business as may properly come before the Special Meeting (including any adjournments, or postponements thereof).

You are entitled to notice of, and to vote at the Special Meeting of Shareholders, and any adjournment(s), or postponement(s) thereof, if you owned shares of the Opportunistic Portfolio at the close of business on January 15, 2013 (the “Record Date”).

The Board strongly urges you to vote FOR approval of the Reorganization Agreement.

It is important that your shares be represented and voted whether or not you expect to be present at the Special Meeting.  Please sign, date and fill in the enclosed proxy card(s) or voting instruction form(s) and return them by mail in the enclosed postage-paid, return envelope or vote your shares through the internet or by telephone as described in the enclosed proxy card(s) or voting instruction form(s).  If you wish to vote your shares in person at the Special Meeting, your proxy may be revoked.  Your prompt response will help to avoid the additional expense of further solicitation.

EACH SHAREHOLDER WILL RECEIVE A PROXY CARD FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY CARD.  ALL VOTES WILL BE AGGREGATED AND THE MATTERS COVERED BY THE PROPOSAL WILL BE VOTED UPON COLLECTIVELY.  PLEASE VOTE EACH PROXY CARD.

If you have any questions after considering the enclosed materials, please call (888) 639-0102.

By Order of the Board of Trustees,

Nicole M. Tremblay, Esq.
President and Chief Executive Officer
New Century Portfolios
January 29, 2013

NEW CENTURY PORTFOLIOS
NEW CENTURY OPPORTUNISTIC PORTFOLIO

100 Williams Street, Suite 200
Wellesley, MA 02481
(888) 639-60102

PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS OF NEW CENTURY OPPORTUNISTIC PORTFOLIO
FEBRUARY 25, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is solicited by and on behalf of the Board of Trustees of New Century Portfolios (the “Trust”) for use at the Special Meeting of Shareholders to be held at the offices of the Trust; 100 William Street, Suite 200, Wellesley, Massachusetts on Monday, the 25th day of February, 2013, at 10:00 a.m. (Eastern Time) (the “Special Meeting”), and any adjournment or postponement thereof, and may be revoked at any time before it is exercised by submission of another proxy bearing a later date, by voting through the Internet or by telephone, by attending the Special Meeting and voting in person, or by notifying the Trust of the revocation in writing to the Secretary of the Trust; 100 William Street, Suite 200, Wellesley, Massachusetts 02481.  If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated by the shareholder or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 1.

This Proxy Statement is dated January 29, 2013 and was first mailed to shareholders of the New Century Opportunistic Portfolio on or about January 29, 2013.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to be held on February 25, 2013:  Shareholders can find important information about each Portfolio in this Proxy Statement; the Annual Report dated October 31, 2012; and the most recent semi-annual report succeeding the Annual Report, if any, and the most recent Prospectus dated March 1, 2012, and the Statement of Additional Information dated March 1, 2012 which contains additional and more detailed information about each Portfolio and the risks of investing in each Portfolio, and is incorporated by reference into this Prospectus (collectively the “Registration Documents”) online at www.newcenturyportfolios.com. Copies of Annual Reports have been previously provided to shareholders on December 30, 2012 and new shareholders since such date. These reports are also available without charge by calling our toll free number (888) 639-0102 or by writing to the Trust at the address listed above.

Proxy Solicitation

The cost of the Special Meeting, and of this solicitation, will be borne by Weston Financial Group, Inc. (the “Adviser”).  Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained to prepare, assemble and mail material in connection with the Special Meeting for a fee of approximately $4,000.  Additional costs may be incurred by the Adviser which would normally be expended for a solicitation of a  plan of reorganization and the costs represented by salaries and wages of regular employees and officers will be borne by the Adviser.  It is anticipated that banks, brokerage houses, and other custodians may be requested to forward these materials to the beneficial owners of shares of the Portfolios to obtain authorization to execute such proxies. The solicitation will be largely by mail, but may include, telephonic, online, facsimile or oral communications by regular employees of the Adviser.

Shareholder Proposals.

The following summarizes the proposals to be acted upon at the Special Meeting by the shareholders of the New Century Opportunistic Portfolio (“Opportunistic Portfolio”) who are being solicited with respect to each proposal:

(1)
To approve an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Opportunistic Portfolio by the New Century Capital Portfolio (“Capital Portfolio”), a diversified series of the Trust, an open-end management investment company, in exchange for shares of the Capital Portfolio and the assumption by the Capital Portfolio of all liabilities of the Opportunistic Portfolio and (b) the subsequent liquidation, termination, and dissolution of the Opportunistic Portfolio; and

(2)	To transact such other business as may properly come before the Special Meeting (including any adjournments, or postponements thereof).

Voting Rights and Outstanding Shares.

Only shareholders of record of the Opportunistic Portfolio on January 15, 2013 (the “Record Date”) will be entitled to notice of, and to vote at the Special Meeting. At the close of business on the Record Date, the Opportunistic Portfolio had the following number of shares of beneficial interest outstanding; constituting all of the Trust’s outstanding voting securities of the Opportunistic Portfolio:  1,163,318.062

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote.  Each shareholder will receive a Proxy Card for Each account that you have in the Opportunistic Portfolio.  If you have more than one account, you will receive more than one Proxy Card.  All votes will be aggregated and the matters covered by the Proposal will be voted upon collectively.  A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.  Abstentions and broker non-votes will be counted for purposes of determining if a quorum is present.

The Agreement and Plan of Reorganization will require “for” votes from a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) cast at the Special Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.  Abstentions and broker non-votes will not affect the outcome of the vote.

We know of no matters to be brought before the Special Meeting other than those referred to in this Proxy Statement.  If any other business should properly come before the Special Meeting, the persons named in the proxy will vote in accordance with their best judgment.

SUMMARY OF PROPOSAL NO. 1
APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

The purpose of this Proposal is to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (a) the acquisition of all of the assets of the Opportunistic Portfolio by the New Century Capital Portfolio (the “Capital Portfolio”), a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust, in exchange for shares of the Capital Portfolio and the assumption by the Capital Portfolio of all liabilities of the Opportunistic Portfolio and (b) the subsequent liquidation, termination and dissolution of the Opportunistic Portfolio (the “Reorganization”);

The Proposal is intended to provide Opportunistic Portfolio shareholders with a comparable investment opportunity that will (i) continue to be managed by the Opportunistic Portfolio’s current portfolio managers using a substantially similar investment strategy as is currently used in managing the Capital Portfolio and (ii) will have a similar, if not potentially lower expense ratio in the Capital Portfolio and the potential opportunity for increased economies of scale through the combined assets of the Opportunistic Portfolio and the Capital Portfolio.  In this regard, the portfolio managers of the

Opportunistic Portfolio also currently serve as the portfolio managers of the Capital Portfolio.  In addition, the Capital Portfolio is expected to be the accounting survivor of the Reorganization transaction.

Further, under the proposed Reorganization Agreement, each shareholder of the Opportunistic Portfolio would be entitled to receive shares of the Capital Portfolio having an aggregate net asset value (“NAV”) equal to the aggregate value of the shares of the Opportunistic Portfolio held by that shareholder as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished.  Because shareholders of the Opportunistic Portfolio are being asked to approve a Reorganization transaction that will result in them holding shares of the Capital Portfolio, the current Registration Documents dated March 1, 2012 which offer shares of the Capital Portfolio is incorporated by reference into this Proxy Statement.

If the Reorganization Agreement is approved by shareholders of the Opportunistic Portfolio, such shareholders will receive shares of the Capital Portfolio. Further, this Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, Opportunistic Portfolio shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

Other Matters to Come Before the Special Meeting

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment. The nature of any other matters that might be presented to the Special Meeting will be limited by the Declaration of the Trust and the Bylaws of the Trust. The Trustees are authorized to vote on any other matters that may come before the Special Meeting as appropriate.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

TABLE OF CONTENTS

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION	1
PROPOSAL NO. 1 - APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION	3
SUMMARY	3
PROPOSED REORGANIZATION	3
Comparison of Fees and Expenses	4
Comparison of Investment Objectives and Principal Investment Strategies	5
Performance of the Opportunistic Portfolio and the Capital Portfolio	5
Purchase, Redemption and Exchange Policies	6
Tax Consequences	7
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING IN THE PORTFOLIOS	7
Investment Objectives	7
Principal Investment Strategies	7
Principal Investment Risks	8
INFORMATION ABOUT THE REORGANIZATION	8
Reorganization Agreement	8
Description of the Capital Portfolio’s Shares	9
Reasons for the Reorganization	9
Federal Income Tax Consequences	10
Comparison of Rights of Shareholders	11
Board of Trustees	11
Shareholder Matters	11
Capitalization	11
INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS	12
Investment Advisor	12
Portfolio Managers	12
ADDITIONAL INFORMATION ABOUT THE OPPORTUNISTIC PORTFOLIO AND THE CAPITAL PORTFOLIO	13
Required Vote	13
OTHER BUSINESS	13
VOTING INFORMATION	13
Proxy Solicitation	13
Vote Required	14
Quorum	14
Adjournments	14
Effect of Abstentions and Broker “Non-Votes”	14
Share Information	14
LEGAL MATTERS	15
APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	A-1
More Information About the Portfolios’ Principal Investment Strategies and Risks	A-1
Comparison of Fundamental Investment Restrictions	A-2
APPENDIX B - PRO FORMA COMBINED FINANCIALS, SCHEDULE OF INVESTMENTS AND RELATED NOTES	B-1
APPENDIX C – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	C-1
APPENDIX D – WESTON FINANCIAL MANAGEMENT INFORMATION	D-1
APPENDIX E - FORM OF PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS	E-1

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

Q.	How will the Reorganization affect me?

A.           As of the closing of the Reorganization, the assets of the Opportunistic Portfolio will be combined with those of the Capital Portfolio and the liabilities of the Opportunistic Portfolio will be assumed by the Capital Portfolio. You will become a shareholder of the Capital Portfolio and will receive shares of the Capital Portfolio that are equal in value to the shares of the Opportunistic Portfolio that you held immediately prior to the closing of the Reorganization. The portfolio management team of the Opportunistic Portfolio have also served as the portfolio management team of the Capital Portfolio since 2002.  It is expected that the Capital Portfolio will be the accounting and performance survivor in the Reorganization, which means that, among other things, the Capital Portfolio will adopt the performance and accounting history of the Opportunistic Portfolio as its own.  The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Opportunistic Portfolio will not recognize any taxable gain or loss as a result of the Reorganization.

Q.	Why is the Reorganization being recommended?

A.           The Reorganization is being recommended by the Adviser due to the similar investment objections of the Opportunistic Portfolio and the Capital Portfolio, and taking into account the smaller size of the Opportunistic Portfolio.   The Board of Trustees New Century Portfolios (the "Board") believes that the completion of the proposed Reorganization will enable shareholders of the Opportunistic Portfolio to benefit from, among other things: (1) the continued management of the Portfolio by the current portfolio managers of the Opportunistic Portfolio; (2) the overall investment expertise and resources of Weston Financial Group, Inc., the investment adviser for the Capital Portfolio; (3) the larger asset base of the resulting Capital Portfolio, which is expected to offer potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Opportunistic Portfolio; and (4) the ability to exchange their shares of the Capital Portfolio for shares of other New Century Portfolios that offer a variety of investment goals and strategies.

Before approving the proposed Reorganization, the Board evaluated the potential benefits to the shareholders of the Opportunistic Portfolio.  After careful consideration, the Board determined that the Reorganization Agreement is in the best interests of the Opportunistic Portfolio and its shareholders.  Through this proxy, the Board is submitting the proposed Reorganization to you—the shareholders of the Opportunistic Portfolio—for a vote.  The Board strongly urges you to vote FOR approval of the Reorganization Agreement.

Q.	How do the fees paid by the Capital Portfolio compare to those payable by the Opportunistic Portfolio?

A.           The pro forma total per share operating expenses of the Capital Portfolio, upon completion of the Reorganization, are expected to be at least as favorable as the current per share operating expenses of the Opportunistic Portfolio.  Pro forma fee, expense and financial information are included in this Proxy Statement for your reference.  Pursuant to an Operating Expense Agreement, the Adviser has agreed contractually through at least March 1, 2014 to reduce or limit fees or to assume other expenses of the Capital Portfolio so that, on an annualized basis, the Total Net Annual Operating Expenses of the combined Capital Portfolio do not exceed 1.50%, which are the same as the Total Net Operating Expenses of the Opportunistic Portfolio, excluding Acquired Fund Fees and Expenses.  Therefore, it is not anticipated that the total per share operating expenses of the combined Capital Portfolio will exceed the current total per share operating expenses of the Opportunistic Portfolio through at least March 1, 2014. Please note that there is no guarantee that the Operating Expense Agreement will be extended after its expiration or at the currently specified expense level.

Q.           Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.            No. The full value of each share of the Opportunistic Portfolio will be exchanged for shares of the Capital Portfolio without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.           Who serves as investment adviser to the Capital Portfolio?

A.            Weston Financial Group, Inc (the “Adviser”) is the investment adviser for and administrator of the Capital Portfolio.  The Adviser is based in Wellesley, Massachusetts and was founded in 1979.  As of December 31, 2012, the Adviser had approximately $1.7 billion in assets under management.

Q.           Will the portfolio management team for the Capital Portfolio be different than the portfolio management team for the Opportunistic Portfolio?

A.            No.  The portfolio management team of the Opportunistic Portfolio will remain the same portfolio management team of the Capital Portfolio.

Q.           Will I have to pay any federal income taxes as a result of the Reorganization?

A.           The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify.  If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization.  As a condition to the closing of the Reorganization, the Opportunistic Portfolio will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  As a shareholder of the Opportunistic Portfolio, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Q.           Will I be able to exchange my shares for shares of other New Century Portfolios?

A.           Yes.  After the Reorganization, as a shareholder of the Capital Portfolio, you will be able to exchange your shares of the Capital Portfolio for shares of New Century Portfolios, which are series of the same Trust, subject to certain restrictions described in the Prospectus.  Such exchanges will not be subject to any sales charges but are taxable transactions.  Before requesting any such exchange, you should carefully review the Prospectus for the other New Century Portfolios to ensure that it meets your investment objectives and needs.

Q.           Who will pay the expenses relating to the Reorganization?

A.           The Adviser will bear all of the expenses of both Portfolios in connection with the Reorganization, except for portfolio brokerage fees and expenses associated with the Reorganization, if any.

Q.           What happens if the Reorganization Agreement is not approved?

A.           If the Reorganization Agreement is not approved by shareholders, the Reorganization will not occur.  In such an event, the Opportunistic Portfolio and Capital Portfolio will continue to operate separately, and the Adviser and the Board will determine what additional steps are appropriate and in the best interests of the Opportunistic Portfolio and its shareholders.

Q.           What if there are not enough votes to reach a quorum by the scheduled date of the special meeting?

A.           If a quorum is not obtained by the scheduled meeting date, the Special Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expenses and delay associated with additional proxy solicitation efforts.  The persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies from shareholders.  If it is determined that such further solicitation is not likely to be successful in obtaining the required quorum, the proxy solicitation may be abandoned and the Board will determine what additional steps are appropriate and in the best interests of the Opportunistic Portfolio and its shareholders.

Q.           Who is eligible to vote?

A.            Only Opportunistic Portfolio shareholders who are record holders on the close of business on January 15, 2013 (the “Record Date”) are entitled to attend and vote at the Special Meeting or any adjournments thereof.

Q.           How many votes am I entitled to cast?

A.            You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Opportunistic Portfolio that you owned on the Record Date.

Q.           How do I vote my shares?

A.            You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope.  Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card.  Please take advantage of these voting options.  You may also vote in person at the Special Meeting.  If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Special Meeting and then vote in person at the Special Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet.  If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

Q.           Whom do I call if I have questions after reading these materials?

A.           If you have questions regarding the Special Meeting, the Proposals or the Proxy Statement, please call New Century Portfolios, toll free at (888) 639-0102.

PROPOSAL NO. 1 - APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement and the Reorganization Agreement, a copy of which is attached to this Proxy Statement as Appendix C.  The materials in the exhibits and the Registration Documents dated March 1, 2012 are incorporated herein by reference into this Proxy Statement.

PROPOSED REORGANIZATION

At a meeting held on January 23, 2013, the Board of the New Century Portfolios approved the Reorganization Agreement, subject to the approval of the shareholders of the Opportunistic Portfolio of the Reorganization Agreement. The Reorganization Agreement provides for:

•
the transfer of all of the assets of the Opportunistic Portfolio to the Capital Portfolio in exchange for shares of the Capital Portfolio having an aggregate value equal to the net asset value (“NAV”) of the Opportunistic Portfolio and the assumption by the Capital Portfolio of all of the liabilities of the Opportunistic Portfolio;

•
the distribution to each of the shareholders of the Opportunistic Portfolio of shares of the Capital Portfolio having an aggregate NAV equal to the aggregate NAV of the shares of the Opportunistic Portfolio held by that shareholder immediately prior to the closing of the Reorganization; and

•
the complete liquidation of the Opportunistic Portfolio and the subsequent termination and dissolution of the Opportunistic Portfolio in accordance with applicable law and New Century Portfolios’ organizational documents.

The Proposal is intended to provide Opportunistic Portfolio shareholders with a comparable investment opportunity that (i) will continue to be managed by the Opportunistic Portfolio’s current portfolio managers using a substantially similar investment strategy as is currently used in managing the Capital Portfolio and (ii) will have a similar, if not potentially lower expense ratio in the Capital Portfolio and the potential opportunity for increased economies of scale through the combined assets of the Opportunistic Portfolio and the Capital Portfolio. In addition, the Capital Portfolio is expected to be the accounting survivor of the Reorganization transaction.

Further, the investment objectives, principal investment strategies and principal investment risks of the Opportunistic Portfolio and Capital Portfolio (each a “Fund” and, together, the “Portfolios”) are substantially similar in their strategies and policies. As such, the investment objective, strategies and non-fundamental investment policies of the Opportunistic Portfolio and the Capital Portfolio are similar, whereby both Portfolios primary investment objective is to provide capital growth, however the Opportunistic Portfolio does so without regard to current income while managing risk, while the Capital Portfolio’s secondary investment objection is to provide income, while managing risk.  Nevertheless, the Capital Portfolio is permitted to invest in a similar range of equity securities as the Opportunistic Portfolio.  Both the Opportunistic Portfolio and Capital Portfolio invest primarily in shares of registered investment companies, including ETFs that emphasize investments in equity securities such as common stocks, preferred socks or securities convertible into stocks and bonds (domestic and foreign).

If the Reorganization Agreement is approved by shareholders of the Opportunistic Portfolio, such shareholders will receive shares of the Capital Portfolio. Further, this Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, Opportunistic Portfolio shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

The Reorganization Agreement provides that the Reorganization shall be effective as of the close of business on February 28, 2013 (“Closing Date”).  The Closing Date may be postponed if the Opportunistic Portfolio has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree.  As a result of the Reorganization, each shareholder of the Opportunistic Portfolio will become the owner of the number of full and fractional shares of the Capital Portfolio having an aggregate NAV equal to the aggregate NAV of the shareholder’s Opportunistic Portfolio shares as of the close of business on the Closing Date. Shareholders of the Opportunistic Portfolio will receive shares of the Capital Portfolio. See “Information About the Reorganization” below.

For the reasons set forth below under “Reasons for the Reorganization,” the Board, including all of the Trustees deemed to be “independent,” to the extent such Trustees are not considered to be “interested persons” of the New Century Portfolios as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), has concluded that (1) the Reorganization would be in the best interests of the Opportunistic Portfolio; (2) the interests of the Opportunistic Portfolio’s existing shareholders would not be diluted as a result of the Reorganization; and (3) the Reorganization Agreement should be submitted to shareholders of the Opportunistic Portfolio for approval. The Board of Trustees have also approved the Reorganization on behalf of the Capital Portfolio.

The Board recommends that you vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

Comparison of Fees and Expenses

The following tables compare the fees and expenses of the Opportunistic Portfolio and the Capital Portfolio and show the estimated fees and expenses on a pro forma basis, giving effect to the proposed Reorganization.  We have estimated these pro forma numbers in good faith, based on information contained in: (i) the Annual Report and Semi-Annual Report to Shareholders of the Opportunistic Portfolio and Capital Portfolio for the fiscal period ended April 30, 2012 and the fiscal year ended October 31, 2012, respectively, and (ii) unaudited information as of October 31, 2012. Shareholders of the Opportunistic Portfolio will receive shares of the Capital Portfolio as part of the Reorganization. For addition pro forma information on the Statement of Operations, Statement of Assets and Liabilities and Schedule of Investments refer to Appendix B.

•      Columns 1 and 2 reflect the annualized fees and expenses for the Opportunistic Portfolio and the Capital Portfolio, respectively, for the fiscal year ended October 31, 2012.

•      Column 3 reflects the pro forma fees and expenses of the combined Capital Portfolio as if the Reorganization had occurred as of November 1, 2012.

FEES AND EXPENSES (Based on the fiscal year ended October 31, 2012 for the Opportunistic Portfolio and Capital Portfolio, respectively)
	Opportunistic Portfolio	Capital Portfolio	Combined Pro Forma: Capital Portfolio
Opportunistic Portfolio/ Capital Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%(a)	2.00%(a)	2.00%(a)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	%
Distribution and/or Service (12b-1) Fees	0.25%	0.24%	%
Other Expenses	0.68%	0.22%	%
Acquired Fund Fees and Expenses	TBD (b)	TBD (b)	TBD(b)
Total Annual Fund Operating Expenses	TBD	TBD	TBD
Fee Waiver and/or Expense Reimbursement	0.43%(c)	N/A	TBD (c)
Total Net Annual Fund Operating Expenses	TBD (c)	TBD%	TBD (c)
(a) A redemption fee of 2.00% of the dollar value of the shares redeemed, payable to the Opportunistic Portfolio and Capital Portfolio, is imposed on any redemption of shares within 30 days of the date of purchase.
(b) Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.
(c) The Adviser has contractually agreed until at least March 1, 2014 to reduce its fees and expenses in order to limit the total annual operating expenses of the Portfolio (excluding Acquired Fund fees and expenses, interest, taxes, and extraordinary expenses) to an annual rate of 1.50% of the Opportunistic Portfolio’s and Capital Portfolio’s average daily net assets.

Expense Example

This example is intended to help you compare the cost of investing in each Fund and the Portfolios combined with the cost of investing in other mutual Portfolios. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Opportunistic Portfolio	TBD	TBD	TBD	TBD
Capital Portfolio	TBD	TBD	TBD	TBD
Pro forma: Combined Portfolios	TBD	TBD	TBD	TBD

Portfolio Turnover Comparison

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.  During each Fund’s most recent fiscal year, the portfolio turnover rate was 5% and 7% of the Fund’s portfolio, for the Opportunistic Portfolio and the Capital Portfolio, respectively.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Opportunistic Portfolio and the Capital Portfolio. Please note that this is only a brief discussion.  Additional comparative information of the Portfolios’ investment strategies and risks, as well as differences among their fundamental investment restrictions, can be found in the most current version of the Registration Documents dated March 1, 2012; which are incorporated by reference into this Proxy Statement.  In evaluating this information, it is important to note that, the portfolio managers of the Capital Portfolio, who are also the portfolio managers of the Opportunistic Portfolio, expect to use investment strategies and policies for the Capital Portfolio that are substantially similar to those used in managing the Opportunistic Portfolio.

The investment objective of both Portfolios is to seek to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks, or securities convertible into stocks (domestic and foreign).

The Opportunistic Portfolio will select investment companies that seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings, or the growth or advancement of the company’s business, products, etc.  For example, the portion of the Opportunistic Portfolio that is invested in equity securities may be invested in investment companies that focus on capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities. The Opportunistic Portfolio may also invest in an investment company that seeks appreciation by investing in a portfolio of debt securities, including high-yield, lower rated debt securities or a portfolio of equity securities that is concentrated in a particular industry or style sector.  The Opportunistic Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach in selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).

Performance of the Opportunistic Portfolio and the Capital Portfolio

The bar chart and performance table on the following page provide some indication of the risk of an investment in the Capital Portfolio.  The bar chart shows the changes in the Capital Portfolio’s performance from year to year and show the Capital Portfolio’s average annual total returns for different calendar periods over the prior ten years of the Fund compared to those of a broad-based securities market index.

However, because the Capital Portfolio will be the accounting and performance survivor in the Reorganization, following the Reorganization the Capital Portfolio will adopt the performance history of the Opportunistic Portfolio, adjusted to reflect the differences in fees and certain expenses between the Capital Portfolio and the Opportunistic Portfolio.  Therefore, the performance information shown below is the historical performance of the Opportunistic Portfolio.  For information regarding the actual historical performance of the Capital Portfolio, please refer to the Prospectus dated March 1, 2012.

The annual returns in the bar chart are for the Opportunistic Portfolio and the Capital Portfolio.  Please see “Comparison of Fees and Expenses” above for information about the difference between the fees and expenses of each Fund.

When you consider this information, please remember that the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Opportunistic Portfolio  (Historical Opportunistic Portfolio information)

TOTAL RETURN (%) per calendar year

Best Quarter:	2Q2003	18.18%
Worst Quarter:	3Q2002	-20.16%

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2012	1 Year	5 Years	10 Year
Return Before Taxes	13.39%	0.18%	7.74%
Return After Taxes on Distributions	13.39%	0.18%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	8.70%	0.16%	6.85%
S&P 500 Composite Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Capital Portfolio   (Historical Capital Portfolio information)

TOTAL RETURN (%)  per calendar year

Best Quarter:	2Q2009	15.74%
Worst Quarter:	4Q2008	-20.94%

AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2012	1 Year	5 Years	10 Year
Return Before Taxes	12.32%	-0.50%	6.64%
Return After Taxes on Distributions	11.53%	-0.68%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	9.07%	-0.43%	5.85%
S&P 500 Composite Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Purchase, Redemption, and Exchange Policies

Both of the Portfolios are subject to certain minimum investment requirements and varying charges in connection with purchases, redemptions and/or exchanges of shares.  Waivers may be available in certain types of transactions and to certain types of investors. For details on how to purchase, exchange or redeem shares of the Capital Portfolio, please refer to the Registration Documents dated March 1, 2012.  As noted above, holders of the Opportunistic Portfolio will receive shares of the Capital Portfolio.  Below is a comparison of the purchase, redemption, and exchange policies and procedures of the  Portfolios.

	Opportunistic Portfolio	Capital Portfolio
Purchases
You may purchase shares of the Opportunistic Portfolio directly through the Opportunistic Portfolio’s transfer agent, or through participating brokers, dealers, and other financial professionals.  You may invest in the Opportunistic Portfolio by mail, wire transfer, and through an automatic investment plan.
Same
Investment Minimums
The minimum initial investment for all accounts except for an automatic investment plan is $1,000, and there is no minimum subsequent investment.  The minimum initial investment for an automatic investment plan is $500 with a minimum subsequent investment of $50.
Same
Redemptions
You may sell (redeem) your shares on any day the New York Stock Exchange is open.  You may request the sale of your shares by mail, telephone, or wire.  The selling price of the shares being redeemed will be the Opportunistic Portfolio’s NAV next calculated after receipt of all required documents in “Good Order” (as defined in the Prospectus for the New Century Portfolios dated March 1, 2012).  A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 30 days of the date of purchase.
Same
Exchanges	You may exchange your Capital Portfolio shares for shares any other New Century Portfolio (if offered).	Same

Tax Consequences

Completion of the Reorganization is subject to the Opportunistic Portfolio receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RISKS OF INVESTING IN THE PORTFOLIOS

The following discussion comparing investment objectives, principal investment strategies and risks of the Opportunistic Portfolio and the Capital Portfolio is based upon, and qualified in its entirety by, the description of the respective investment objectives, principal investment strategies and risks set forth in the Registration Documents dated March 1, 2012.  Please also refer to the additional comparative information provided in Appendix A for a description of the Portfolios’ other investment strategies and risks and differences in fundamental investment restrictions.

Investment Objectives

The investment objective of both Portfolios is to provide for capital growth; however the Capital Portfolio has a secondary investment objective to provide income; while managing risk; whereas the Opportunistic Portfolio provides capital growth; without regard to current income; while managing risk.

Principal Investment Strategies

The principal investment strategies of the Portfolios as set forth in the Prospectus offering the Portfolios’ shares are substantially similar, although not identical.  In evaluating this information, it is important to note that the portfolio managers of the Capital Portfolio, who currently are also the portfolio managers of the Opportunistic Portfolio, expect to use investment strategies and policies for the Capital Portfolio that are substantially similar to those used in managing the Opportunistic Portfolio.

The Opportunistic Portfolio will select for its portfolio investment companies that seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings, or the growth or advancement of the company’s business, products, etc.  For example, the portion of the Opportunistic Portfolio that is invested in equity securities may be invested in investment companies that focus on capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities. The Opportunistic Portfolio may also invest in an investment company that seeks appreciation by investing in a portfolio of debt securities, including high-yield, lower rated debt securities or a portfolio of equity securities that is concentrated in a particular industry or style sector.  The Opportunistic Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach in selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).

Each of the Portfolios has also adopted certain fundamental investment restrictions, which may not be changed without shareholder approval.  Thus, the fundamental investment restrictions of each Fund, and the policies are similar and include investment policies required by the 1940 Act.   See Appendix A for a side-by-side comparison of the Portfolios’ fundamental investment restrictions.

Principal Investment Risks

Because both of the Portfolios have similar investment objective and substantially similar principal investment strategies, many of the risks of investing in the Capital Portfolio are substantially the same as the risks of investing in the Opportunistic Portfolio.  However, the Opportunistic Portfolio is subject to the following two additional principal investment risks, for which there is no direct counterpart in the principal investment risk disclosures in the Prospectus of the Capital Portfolio.

Credit / High-Yield Risk.  The Opportunistic Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities. Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

Diversification.  Some of the underlying funds in which the Opportunistic Portfolio may invest are classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a larger portion of its assets in a small number of securities.  This may cause the market action of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility.

INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement as Appendix C.  The Reorganization Agreement provides that the Capital Portfolio will acquire all of the assets, subject to all of the liabilities, of the Opportunistic Portfolio in exchange for shares of the Capital Portfolio.  Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Thursday, February 28, 2013 (“Closing Date”).  The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason.  The NAV per share of the Opportunistic Portfolio will be determined by dividing the Opportunistic Portfolio’s assets, less liabilities, by the total number of its outstanding shares.  The NAV per share of the Capital Portfolio will be determined by dividing the combined Capital Portfolio’s assets, less liabilities, by the total number of outstanding shares of the Capital Portfolio. Please refer to Appendix B for additional financial and investment information and related notes for the combined data.

The Opportunistic Portfolio and the Capital Portfolio both use Ultimus Fund Solutions, LLC, its, transfer agent and fund accounting agent, to calculate the NAV for the Portfolios. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectus, which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC. The number of full and fractional shares of the Capital Portfolio you will receive in the Reorganization will be equal in value to the value of your shares of the Opportunistic Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange (the “Exchange”) on the Closing Date.

As promptly as practicable after the Closing Date, the Opportunistic Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the Exchange on the Closing Date the shares of the Capital Portfolio received by the Opportunistic Portfolio in the Reorganization. The Opportunistic Portfolio will accomplish the liquidation and distribution with respect to Opportunistic Portfolio’s shares by the transfer of the Capital Portfolio shares then credited to the account of the Opportunistic Portfolio on the books of the Capital Portfolio to open accounts on the share records of the Capital Portfolio in the names of the Opportunistic Portfolio’s shareholders. The aggregate NAV of shares of the Capital Portfolio that will be credited to Opportunistic Portfolio shareholders on the on the Closing Date. All issued and outstanding shares of the Opportunistic Portfolio will simultaneously be canceled on the books of the Opportunistic Portfolio. The Capital Portfolio will not issue certificates representing the shares of the Capital Portfolio issued in connection with such transaction. After such distribution, the Trust will take all necessary steps under the laws of the Commonwealth of

Massachusetts,  the Trust’s Declaration of Trust and By-Laws, and any other applicable laws or regulations to effect a complete termination and dissolution of the Opportunistic Portfolio.

The Board of Trustees have determined that the interests of shareholders of the Opportunistic Portfolio will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Opportunistic Portfolio and its shareholders. The Adviser will bear the expenses of the Reorganization, excluding portfolio brokerage fees and expenses incurred in connection with the Reorganization.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other and under other circumstances as provided in the Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the Opportunistic Portfolio and Capital Portfolio will continue to operate separately, and the Board of Trustees of will determine what additional steps are appropriate and in the best interests of the Opportunistic Portfolio and its shareholders.

The Reorganization Agreement provides that the Trust, on behalf of the Opportunistic Portfolio and on behalf of the Capital Portfolio, may waive compliance with any of the covenants or conditions made therein for the benefit of their respective Portfolios, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Opportunistic Portfolio in accordance with the provision of the Declaration of Trust and By-laws of the Opportunistic Portfolio, applicable state law and the 1940 Act; and (2) the Opportunistic Portfolio and Capital Portfolio receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of the Opportunistic Portfolio as of the Closing Date will receive shares of the Capital Portfolio in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.

Description of the Capital Portfolio’s Shares

Full and fractional shares of the Capital Portfolio will be issued to the Opportunistic Portfolio’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Capital Portfolio does not issue share certificates. The shares of the Capital Portfolio to be issued to Opportunistic Portfolio’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in the most current Registration Documents dated March 1, 2012.

Reasons for the Reorganization

The Board of the Opportunistic Portfolio believes that the completion of the proposed Reorganization will enable shareholders of the Opportunistic Portfolio to benefit from, among other things: (1) the continued management of the Portfolio by the current portfolio managers of the Opportunistic Portfolio; (2) the overall investment expertise and additional resources of the Weston Financial, the investment adviser for the Capital Portfolio; (3) the larger asset base of the combined Fund which, is expected to offer potential for economies of scale and possible reductions in the per share expenses paid by shareholders of the Opportunistic Portfolio; and (4) the ability to exchange their shares of the Capital Portfolio for shares of other New Century Portfolios that offer a variety of investment goals and strategies.  On January 23, 2013 the Board voted to approve the Reorganization between the Opportunistic Portfolio and the Capital Portfolio.  The Boards of Trustees concluded that the Reorganization would be in the best interests of the respective Portfolios and their shareholders, and that neither the interests of their respective shareholders would not be diluted as a result of the Reorganization.

In arriving at its conclusions, the Board of each Fund considered, among other things, the following facts:

•	The investment objective of each of the Portfolios is the same and the principal investment strategies of the Portfolios are substantially similar;

•	The pro forma expense ratios of the Capital Portfolio at the closing of the Reorganization are the same as, or lower than, those of the corresponding classes of the Opportunistic Portfolio;

•	As of December 31, 2012, the portfolio management team for the Opportunistic Portfolio and the Capital Portfolio were the same;

•	The Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes;

•	No sales charge, redemption fee, commission or other transactional fee will be charged to Opportunistic Portfolio shareholders in the Reorganization; and

•	The costs of the Reorganization (other than portfolio brokerage fees and expenses associated with the purchase and sale of portfolio securities) will be borne by the Adviser.

In addition to the information described above, the Adviser also provided information to the Board concerning: (1) the specific terms of the Reorganization, including information regarding comparative expense ratios; (2) detailed comparisons of the Portfolios’ investment objectives, strategies, limitations and performance; (3) comparative information concerning the existing holdings of each Fund; and (4) the registered public accounting firm, custodian, administrator, transfer agent and distributor for the Capital Portfolio; and (5) alternatives to the Reorganization considered by the Adviser.

In light of the foregoing considerations, the Board of Trustees unanimously concluded that (1) the Reorganization is in the best interests of the Opportunistic Portfolio and (2) the Reorganization would not result in a dilution of the interest of shareholders of the Opportunistic Portfolio.  Similarly, the Board of Trustees of New Century Portfolios also approved the Reorganization with respect to the Capital Portfolio and determined that (1) the Reorganization is in the best interests of the Capital Portfolio and (2) the interests of shareholders of the Capital Portfolio would not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”), generally with no gain or loss recognized as a consequence of the Reorganization by the Capital Portfolio, the Opportunistic Portfolio and the shareholders of the Opportunistic Portfolio. Special rules apply for mergers of two Regulated Investment Companies such as the Portfolios.  As a condition to the closing of the Reorganization, the Opportunistic Portfolio and the Capital Portfolio will receive a legal opinion from counsel to that effect. That opinion will be based upon the facts of the Reorganization, certain representations and warranties made by the Opportunistic Portfolio and the Capital Portfolio and certifications received from each of the Portfolios and certain of their service providers.

Immediately prior to the Reorganization, the Opportunistic Portfolio will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Opportunistic Portfolio’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards). Such dividends will be included in the taxable income of the Opportunistic Portfolio’s shareholders.

As of October 31, 2012, the Opportunistic Portfolio had an unused capital loss carryover of approximately $1.45 million. Capital loss carryovers are considered valuable because they can reduce a Portfolios’ future taxable income and thus reduce the taxable amount distributed to Portfolio shareholders.

The proposed Reorganization will affect the use of these capital loss carryovers in two respects. The first concerns the “sharing” of them with the shareholders of the Capital Portfolio. If there were no Reorganization, these capital loss carryovers would inure solely to the benefit of the shareholders of the Opportunistic Portfolio. If the Reorganization occurs, the capital loss carryovers (subject to the limitations described below) to the resulting reorganized Capital Portfolio. That means that any resulting tax benefits inure to all shareholders of the resulting reorganized Capital Portfolio (i.e., both pre-Reorganization shareholders of the Opportunistic Portfolio and post-Reorganization shareholders of the Capital Portfolio).

The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses in connection with a corporate acquisition. Very generally, when more than 50% of the stock of a “loss corporation” is acquired, the Code imposes various limitations on the use of loss carryovers following the acquisition. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate for December of 2012 was 2.87%) multiplied by the value of the old “loss corporation’s” equity. Furthermore, capital losses incurred prior to the enactment of the RIC Modernization Act of 2010 (“RIC Modernization Act”), may generally be carried forward for only eight years in the case of regulated investment companies.  All of the capital loss carryforwards were incurred prior to the enactment of the RIC Modernization Act. Here, based on the market values of the Opportunistic Portfolio and the Capital Portfolio as of December 31, 2012, the Capital Portfolio would be subject to these limitations on the use of its capital loss carryforwards.  However, which Portfolio will be subject to the limitations on the use of capital loss carryforwards will depend on the facts at the time of the Closing Date.  As of October 31, 2012, the Capital Portfolio did not have any unused capital loss carryovers.

If these limitations were imposed on the Opportunistic Portfolio, based on its value as of December 31, 2012, the limitations would result in forfeiture of approximately $334 thousand of capital loss carryforwards.  However, there is no assurance that such losses would have been used even in the absence of the Reorganization. In addition, the shareholders of the Opportunistic Portfolio would be taxed on their share of any distributed taxable gains after the Reorganization, including those gains attributable to unrealized gains of the Capital Portfolio, if any, at the time of the Reorganization.

You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Comparison of Rights of Shareholders

Both the Opportunistic Portfolio and the Capital Portfolios are series of New Century Portfolios, which is organized as a Massachusetts business trust.  The Opportunistic Portfolio and Capital Portfolio are governed by the same Declarations of Trust and By-Laws.

Boards of Trustees

The Opportunistic Portfolio and the Capital Portfolio have the same Boards of Trustees.  For information regarding the Board of Trustees, please refer to the SAI for New Century Portfolios dated March 1, 2012.  Generally, under the Declarations of Trust and By-Laws of the Trust, the Board has flexibility and broad authority to act. Massachusetts law also promotes ease of administration, and the Trust is operated under laws of the Commonwealth of Massachusetts. The Trustees of New Century Portfolios have fiduciary obligations to act with due care and in the interest of the Opportunistic Portfolio and its shareholders of the Capital Portfolio. The Trustees of the Trust are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee’s duties. Furthermore, the Trust’s Declaration of Trust permits indemnification of such Trustees except in instances of willful misfeasance, gross negligence, or reckless disregard of a Trustee’s duties. Trustees of the Trust may amend governing documents without shareholder approval except in certain identical circumstances.

Shareholder Matters

Shareholder liability is generally limited for shareholders of the Trust.  The Capital Portfolio shall not impose a requirement for shareholder approval of a proposed merger or reorganization of a Fund unless required by the 1940 Act.  Shareholder approval may be required, however, under the federal securities laws.

Neither the Capital Portfolio nor the Opportunistic Portfolio hold annual shareholder meetings.  Each Fund is subject to requirements of the 1940 Act with respect to certain matters requiring shareholder votes.  Other than meetings called by Trustees of New Century Portfolios in accordance with the Declaration of Trust, they may be called upon the written request of shareholders owning at least 25% of the outstanding shares of the Opportunistic Portfolio entitled to vote.  Other than special meetings called by the Trustees of the Trust or by the Trust’s President or Secretary in accordance with the By-Laws of the Trust, meetings of the shareholders of the Capital Portfolio may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least 10% of the outstanding shares of the Capital Portfolio entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of the Trust shall determine and specify to such shareholders.  The quorum requirements for shareholder meetings of the Opportunistic Portfolio and the Capital Portfolio are identical.

Under the laws of the Commonwealth of Massachusetts, shareholders of the Portfolios do not have appraisal rights in connection with a combination or acquisition of the assets of another fund.

The foregoing is only a summary of certain characteristics of the operations of the Opportunistic Portfolio and the Capital Portfolio, their relevant corporate governance documents and relevant state law.  The foregoing is not a complete description of the documents cited.  Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

Capitalization

The following table shows the capitalization of the Opportunistic Portfolio and the Capital Portfolio, and on a pro forma basis as of October 31, 2012, giving effect to the proposed acquisition of assets at NAV.  Please refer to Appendix B for additional information.

	As of October 31, 2012
Opportunistic Portfolio/Capital Portfolio	Opportunistic Portfolio	Capital Portfolio	Pro forma after Reorganization
Net Assets	$13,656,412	$87,663,675	$101,320,087
Net asset value per share	$10.77	$17.55	$17.55
Shares outstanding	1,267,812	4,994,493	5,772,636

INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Weston Financial Group, Inc. (the “Adviser”), located at 100 William Street, Suite 200, Wellesley, MA 02481-3902, serves as the investment adviser to each Portfolio under separate investment advisory agreements (collectively the “Advisory Agreements”). The Advisory Agreements provide that the Adviser will furnish continuous investment advisory and management services to the Portfolios.  The Adviser was organized in 1981 as a registered investment adviser.  On August 31, 2005, the Adviser became a wholly-owned subsidiary of The Washington Trust Company; a Rhode Island chartered trust company.  The Adviser provides investment management services to individuals and as of December 31, 2012, had approximately $1.7 billion under management.

The Adviser manages the investments of the Portfolios, subject to policies adopted by the Trust’s Board of Trustees.  The Adviser pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of the Adviser.  The Trust pays the salaries and fees of all other trustees of the Trust.  For its services to the Capital and Opportunistic Portfolios, the Adviser receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio’s average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount.  During the fiscal year ended October 31, 2012, the Capital Portfolio and Opportunistic Portfolio paid the Adviser fees at the rate of 1.00% and 1.00% respectively, of each Portfolio’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of each Advisory Agreement is available in the Trust’s Annual Report to shareholders for the fiscal year ended October 31, 2012.

The Adviser also serves as the Portfolios’ administrator under an agreement with the Trust on behalf of each Portfolio (the “Administration Agreement”).  The Administration Agreement provides that the Adviser will furnish the Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor.  The Board of Trustees approved the Administration Agreement. As compensation for its services as administrator, the Adviser receives a certain fee each month to cover the salaries and expenses of the personnel who perform the administrative duties.

Pursuant to an Operating Expense Agreement, the Adviser has agreed contractually to waive or limit fees or to assume other expenses of the Capital Portfolio, if any, so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time)) do not exceed 1.50% for shares.  In addition, pursuant to the Operating Expense Agreement, the Capital Portfolio and the Adviser have agreed that the Capital Portfolio may reimburse the Adviser for the fees it reduced or limited and other expenses assumed and paid by the Adviser pursuant to the Operating Expense Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Portfolio to exceed the limits stated above and the Board of New Century Portfolios has approved in advance such reimbursement to the Adviser.

Portfolio Managers

At a meeting on January 23, 2013, the Board of Trustees of the Capital Portfolio approved retaining the portfolio managers of the Opportunistic Portfolio as the portfolio managers of the Capital Portfolio by the closing of the Reorganization. The following individuals make up the Capital Portfolio’s portfolio management team:

•
Susan K. Arnold, Vice President and Portfolio Manager of the Capital, Balanced, Opportunistic and International Portfolios, is a Vice President and Senior Financial Counselor of the Adviser, and a Registered Representative of the Distributor.  Ms. Arnold has been with the Adviser since 1993.  She is a CFP® practitioner and a voting member of the Adviser’s Investment Committee.  In addition, she earned a Masters of Science in Personal Financial Planning from Bentley University. Prior to joining the Adviser, she was employed by Gulf Resources in Boston.

•
Andre M. Fernandes, Vice President and Portfolio Manager of the Capital, Balanced, Opportunistic and International Portfolios, is a Vice President and Senior Financial Counselor of the Adviser, and a Registered Representative of the Distributor.  Mr. Fernandes has been with the Adviser since 2000.  He is a CFP® practitioner and a voting member of the Adviser’s Investment Committee. In addition, he completed the CFP® Professional Education Program at the College for Financial Planning.

•
William F. LeFavor, Assistant Portfolio Manager of the Capital, Balanced, Opportunistic and International Portfolios, is a Counselor of the Adviser, and a Registered Representative of the Distributor. Mr. LeFavor has been with the Adviser since 2005. He is a CFP® practitioner and a voting member of the Adviser’s Investment Committee.  In addition, he earned his Master’s of Science in Financial Planning from Bentley University, graduating with Highest Distinction.

ADDITIONAL INFORMATION ABOUT THE OPPORTUNISTIC PORTFOLIO AND THE CAPITAL PORTFOLIO

Information about the Opportunistic Portfolio and the Capital Portfolio is included in: (1) the Registration Documents dated March 1, 2012; (2) the Annual Report dated October 31, 2012; and (2) the Semi-Annual Report for the dated April 30, 2012. Copies of each of these documents and any subsequently released Capital Portfolio shareholder reports are available upon request and without charge by calling New Century Portfolios at (888) 639-0102, writing to New Century Portfolios at 100 William Street, Suite 200, Wellesley, Massachusetts, or going to www.newcenturyportfolios.com.

Both the Opportunistic Portfolio and the Capital Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC.  These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.  They may also be inspected and copied at the SEC’s Public Reference Room in Washington, DC , or by calling 1-800-SEC-0330.

Required Vote

Approval of the Reorganization Agreement will require the affirmative vote of a “majority” of the outstanding voting securities of the Opportunistic Portfolio, as defined in the 1940 Act. See “Voting Information.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAS UNANIMOUSLY
RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment. The nature of any other matters that might be presented to the Special Meeting will be limited by the Declaration of the Trust and the Bylaws of the Trust. The Trustees are authorized to vote on any other matters that may come before the Special Meeting as appropriate.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Opportunistic Portfolio on or about January 29, 2013.  Only Opportunistic shareholders of record as of the close of business on the Record Date, January 15, 2013, will be entitled to notice of, and to vote at, the Special Meeting.  If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR each Proposal and FOR any other matters deemed appropriate.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Opportunistic Portfolio at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail and by telephone. Supplemental solicitations may be made by mail or by telephone by officers and representatives of the Opportunistic Portfolio, the Adviser and their affiliates.  It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Adviser may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.  The Adviser will bear the costs of proxy solicitation.  The Adviser has retained Broadridge as the tabulator for the proxies.

As the Special Meeting date approaches, certain shareholders of the Opportunistic Portfolio may receive a telephone call from a representative of the Opportunistic Portfolio, the Adviser or their affiliates if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Opportunistic Portfolio, or the Adviser representative is required to ask for each shareholder’s full name and address, or the zip code or tax identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Opportunistic Portfolio, or the Adviser’s representative are required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to Opportunistic Portfolio, or the Adviser, then the Opportunistic Portfolio, or Adviser representatives have the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on the Proposal.  Although the Opportunistic Portfolio, and the Adviser’s representative are permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  The Opportunistic Portfolio, and the Adviser will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

Vote Required

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Opportunistic Portfolio.  The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Opportunistic Portfolio. Shareholders of the Opportunistic Portfolio are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Quorum

The holders of a majority of the shares of the Opportunistic Portfolio that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.  However, the mere presence of a quorum at the Meeting may not be sufficient to approve the Proposal.

Adjournments

If at the time any session of the Special Meeting is called to order  and a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes cast. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

In determining whether to adjourn the Special Meeting with respect to the Proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of the Proposals will be voted in favor of adjournment while votes cast against the Proposals will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.  A vote may be taken on a proposal specified herein prior to any such adjournment if sufficient votes for the approval of the Proposal have been received.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposals, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Share Information

There were 1,163,318.062 shares of the Opportunistic Portfolio outstanding as of the close of business on the Record Date.  As of December 31, 2012, to the knowledge of the Portfolios, the following Principal Holders owned, either beneficially or of record, 5% or more of the outstanding shares of the Opportunistic Portfolio:

Name and Address of Owner	Percentage of Fund
TD AMERITRADE, Inc. (Formerly Fiserv Trust Company) 1005 North Ameritrade Place Bellevue, NE 68005	50.02%

As of the Record Date, each of the Trustees and executive officers owned individually, and owned collectively as a group less than 1% of the outstanding shares of the Opportunistic Portfolio.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, there were no control persons of the Opportunistic Portfolio as of the Record Date.

The votes of the shareholders of the Capital Portfolio are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Capital Portfolio will be passed upon by Greenberg Traurig, LLP, 2700 Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, 19103.

THE BOARD OF TRUSTEES OF THE OPPORTUNISTIC PORTFOLIO, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE OPPORTUNISTIC PORTFOLIO TO THE CAPITAL PORTFOLIO, THE LIQUIDATION OF THE OPPORTUNISTIC PORTFOLIO, AND THE DISTRIBUTION OF SHARES OF THE OPPORTUNISTIC PORTFOLIO TO SHAREHOLDERS OF THE CAPITAL PORTFOLIO, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

The following documents have been filed with the SEC: (1) the Registration Documents dated March 1, 2012; (2) the Annual Report dated October 31, 2012; and (3) the Semi-Annual Report dated April 30, 2012.  Copies of each of these documents relating to the Opportunistic Portfolio and Capital Portfolio, and any subsequently released Capital Portfolio shareholder reports are available upon request and Free of Charge by calling New Century Portfolios at (888) 639-0102, writing to New Century Portfolios at 100 William Street, Suite 200, Wellesley, Massachusetts 02481, or by clicking on New Century’s website, free of charge at www.newcenturyportfolios.com.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Capital Portfolio that a prospective investor should know before investing.  The Registration Documents dated March 1, 2012, relating to this Proxy Statement are incorporated herein by reference into this Proxy Statement.

Accompanying this Proxy Statement as Appendix C is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency.  Mutual fund shares involve certain investment risks, including the possible loss of principal.  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following sections provide more information about each Fund’s principal investment strategies and risks and about other investment, investment techniques and risks that may be applicable to the Portfolios.  For a complete description of the Fund’s principal investment strategies and principal risks please read the information provided under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Portfolios” in this Proxy Statement.

More Information About the Portfolios’ Principal Investment Strategies and Risks

A summary description of each Fund’s principal investment strategies and risks are included the Proxy Statement.  Below you will find additional information about each Fund’s investment strategies and risks.

Opportunistic Portfolio

The Opportunistic Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign), in fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or in other registered investment companies that seek to achieve growth.

The Opportunistic Portfolio will select for its portfolio investment companies that seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings, or the growth or advancement of the company’s business, products, etc.  For example, the portion of the Opportunistic Portfolio that is invested in equity securities may be invested in investment companies that focus on capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities.  The Opportunistic Portfolio may also invest in an investment company that seeks appreciation by investing in a portfolio of debt securities, including high-yield, lower rated debt securities or a portfolio of equity securities that is concentrated in a particular industry or style sector.  The Opportunistic Portfolio uses a flexible approach to selecting investments and is not limited by an underlying fund’s investment style (such as growth or value), its market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities).

Capital Portfolio

The Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including ETFs, that emphasize investments in equity securities such as common stocks, preferred stocks or securities convertible into stocks and bonds (domestic and foreign).

The Capital Portfolio will diversify its equity investments by investing primarily in investment companies that focus on different segments of the equity markets.  For example, the Capital Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.  The Capital Portfolio uses a flexible approach in selecting investments and is not limited by an underlying fund’s investment style (such as growth or value) or its market capitalization range (such as small, middle or large capitalization companies).

Principal Investment Risks of both the Opportunistic and Capital Portfolios.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Portfolio invests may prove to be incorrect and there is no guarantee that underlying funds will perform as anticipated. The value of an underlying fund can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Equity Risk.  Overall stock market risks may affect the value of the Portfolio.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of the underlying fund decreases, your investment in the Portfolio decreases.

Market Capitalization Risk.  Investment companies may be categorized as having a small, medium, or large capitalization market value. The underlying funds in which the Portfolio invests, as well as the Portfolio itself, may invest in small and mid-capitalization companies, which generally have higher potential risks than large capitalization companies. Small and mid-capitalization companies may be more volatile than, and fluctuate independently of, broad stock market indices such as the S&P 500® Composite Index.

Investment Company and ETF Risk.  Investments by the Portfolio in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Portfolio.  The Portfolios’ Management has no control over the managers or investments of underlying funds.  In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs, referred to as Acquired Fund Fees and Expenses as shown in the Annual Fund Operating Expenses table.

Foreign Investing Risk.  The Portfolio may utilize global macro investment strategies by investing in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Emerging Market Securities Risk. The Portfolio may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Currency Risk. The Portfolio may invest in foreign securities or take a thematic approach that forecasts a change in the valuation of the U.S. Dollar and as a result would expose the Portfolio to currency risk which is also commonly referred to as exchange rate risk.  Exchange rate risk arises when there is a change in the price of one currency in relation to another.  For example, if the Japanese Yen appreciates relative to the U.S. Dollar, an investment denominated in the Yen will be impacted by both the return of the underlying investment as well as the Yen’s appreciation versus the U.S. Dollar.

Additional Principal Risk of the Opportunistic Portfolio Only

Credit / High-Yield Risk.  The Portfolio is subject to credit risk.  The Portfolio may lose money if the issuer of a fixed income security or distressed security cannot meet its financial obligations or goes bankrupt.  Distressed securities, such as high-yield, lower-rated debt securities (i.e. “junk bonds”) are considered to be more speculative than higher quality fixed income securities. Distressed securities are more susceptible to credit risk than investment-grade securities, which may be especially true during periods of economic uncertainty or during economic downturns.

Diversification.  Some of the underlying funds in which the Portfolio may invest are classified as non-diversified funds for purposes of the Investment Company Act of 1940, as amended.  This means that the underlying fund may invest a larger portion of its assets in a small number of securities.  This may cause the market action of the underlying fund’s larger security positions to have a greater impact on the fund’s net asset value per share, which could lead to increased volatility

Comparison of Fundamental Investment Restrictions

Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board generally has the ability to change non-fundamental investment policies without a shareholder vote.  Below is a side-by-side comparison of the Portfolios’ fundamental investment restrictions.

Investment Restriction	Opportunistic Portfolio	Capital Portfolio
Diversification
As to 75% of the Portfolio’s total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any one issuer.  (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or securities of other investment companies.)
Same
Ownership Limitations
The Portfolio will not invest in any investment company if a purchase of its shares would result in New Century Portfolios and its affiliates owning more than 3% of the total outstanding voting stock of such investment company
Same
Concentration
The Portfolio will not purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer.  For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.
Same
Investments in Commodities	The Portfolio will not purchase or sell commodities or commodity futures contracts	Same
Making Loans
The Portfolio will not make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Portfolio may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements.
Same
Borrowing
The Portfolio will not borrow money, except the Portfolio may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio’s assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.
Same

Investment Restriction	Opportunistic Portfolio	Capital Portfolio
	While borrowings exceed 5% of the value of the Portfolio’s total assets, the Portfolio will not make additional investments. Interest paid on borrowings will reduce net income	Same
Encumbering Assets
The Portfolio will not pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions.
Same
Investing in Restricted Securities
The Portfolio will not purchase the securities of any issuer, if, as a result, more than 10% of the value of New Century Portfolios’ net assets would be invested in securities that are subject to legal or contractual restrictions on resale (“restricted securities”), in securities for which there are no readily available market quotations, in repurchase agreements maturing in more than seven days, or in shares in excess of 1% of an underlying fund’s outstanding securities, if all such securities would constitute more than 10% of the Portfolio’s net assets.
Same
Senior Securities	The Portfolio will not issue senior securities.	Same
Underwriting Securities	The Portfolio will not engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.	Same
Purchasing or Selling Real Estate
The Portfolio will not purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.
Same
Investments for purposes of Exercising Control	The Portfolio will not invest for the purpose of exercising control or management of another company.	Same
Concentration	The Portfolio will not concentrate its investments in any industry other than registered investment companies.	Same
Margin	The Portfolio will not make purchases of securities on “margin”.	Same
Investment Objective	The Portfolio will not change the Portfolios’ investment objectives.	Same

[ Remainder of page intentionally left blank ]

APPENDIX B - NEW CENTURY CAPITAL PORTFOLIO / NEW CENTURY OPPORTUNISTIC PORTFOLIO

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012 (Unaudited)

	New Century Capital Portfolio	New Century Opportunistic Portfolio	Adjustments	Pro Forma Combined
ASSETS
Investments in securities:
At acquisition cost	$66,499,064	$10,409,975	$-	$76,909,039
At value (Note 3)	$87,259,173	$13,671,475	$-	$100,930,648
Interest and dividends receivable	32	15	-	47
Receivable for investment securities sold	500,000	-	-	500,000
Receivable for capital shares sold	4,830	-	-	4,830
Other assets	4,583	714	-	5,297
TOTAL ASSETS	87,768,618	13,672,204	-	101,440,822

LIABILITIES
Payable for capital shares redeemed	606	-	-	606
Payable to Adviser	78,328	7,520	-	85,848
Payable to Distributor	18,200	3,011	-	21,211
Other accrued expenses	7,809	5,261	-	13,070
TOTAL LIABILITIES	104,943	15,792	-	120,735

NET ASSETS	$87,663,675	$13,656,412	$-	$101,320,087

Net assets consist of:
Paid-in capital	$62,776,231	$11,915,149	$-	$74,691,380
Accumulated net investment loss	(47,114)	(52,333)	-	(99,447)
Accumulated net realized gains (losses) from security transactions	4,174,449	(1,467,904)	-	2,706,545
Net unrealized appreciation on investments	20,760,109	3,261,500	-	24,021,609
NET ASSETS	$87,663,675	$13,656,412	$-	$101,320,087

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,994,493	1,267,812	(489,669)	5,772,636
Net asset value, offering price and redemption price per share (a)	$17.55	$10.77		$17.55

(a)	Redemption price may differ from the net asset value per share depending on the length of time held.

See accompanying notes to financial statements.

APPRENDIX B - NEW CENTURY CAPITAL PORTFOLIO / NEW CENTURY OPPORTUNISTIC PORTFOLIO

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Year Ended October 31, 2012 (Unaudited)

	New Century Capital Portfolio	New Century Opportunistic Portfolio	Adjustments		Pro Forma Combined
INVESTMENT INCOME
Dividend income	$1,255,016	$154,014	$-		$1,409,030
EXPENSES
Investment advisory fees	893,739	137,564	(21,402)	(s)	1,009,901
Distribution costs	210,582	34,391	8,327	(s)	253,300
Accounting fees	38,969	31,380	(30,217)	(s)	40,132
Administration fees	34,322	10,519	(6,638)	(s)	38,203
Legal and audit fees	33,304	11,657	-		44,961
Trustees' fees and expenses	29,384	4,568	-		33,952
Transfer agent fees	21,000	21,000	(21,000)	(s)	21,000
Custody and bank service fees	16,962	4,106	-		21,068
Insurance expense	7,446	1,134	-		8,580
Postage & supplies	6,819	2,755	-		9,574
Other expenses	9,603	6,387	-		15,990
TOTAL EXPENSES	1,302,130	265,461	(70,930)		1,496,661
Less fees reduced by the Adviser	-	(59,114)	59,114		-
NET EXPENSES	1,302,130	206,347	(11,816)		1,496,661

NET INVESTMENT LOSS	(47,114)	(52,333)	11,816		(87,631)

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains on investments	3,780,693	70,664	-		3,851,357
Capital gain distributions from regulated investment companies	400,834	102,594	-		503,428
Net change in unrealized appreciation on investments	4,043,331	1,030,199	-		5,073,530

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS	8,224,858	1,203,457	-		9,428,315

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$8,177,744	$1,151,124	$11,816		$9,340,684

(a)	Based on contract in effect for surviving fund.

See accompanying notes to financial statements.

APPENDIX B - NEW CENTURY CAPITAL PORTFOLIO / NEW CENTURY OPPORTUNISTIC PORTFOLIO

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

OCTOBER 31, 2012 (Unaudited)

New Century Capital Portfolio	New Century Opportunistic Portfolio	Pro Forma Combined		New Century Capital Portfolio	New Century Opportunistic Portfolio	Pro Forma Combined
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			INVESTMENT COMPANIES - 99.1%

			Large-Cap Funds - 64.9%
27,471	-	27,471	Amana Trust Income Fund	$923,298	$-	$923,298
138,958	-	138,958	American Funds AMCAP Fund - Class A	2,920,903	-	2,920,903
276,693	-	276,693	BlackRock Equity Dividend Fund - Institutional Shares	5,508,967	-	5,508,967
-	67,658	67,658	Brown Advisory Growth Equity Fund - Institutional Shares (b)	-	969,546	969,546
280,743	-	280,743	Columbia Dividend Opportunity Fund - Class A	2,442,460	-	2,442,460
167,619	-	167,619	Fidelity Strategic Dividend & Income Fund	2,065,062	-	2,065,062
45,334	-	45,334	Gabelli Asset Fund (The) - Class I	2,420,842	-	2,420,842
42,350	-	42,350	iShares Core S&P 500 ETF (a)	5,991,678	-	5,991,678
40,000	-	40,000	iShares Russell 1000 Index Fund (a)	3,120,000	-	3,120,000
14,800	-	14,800	iShares Russell 1000 Value Index Fund (a)	1,062,640	-	1,062,640
80,900	28,200	109,100	iShares S&P 500 Growth Index Fund (a)	6,118,467	2,132,766	8,251,233
44,300	16,500	60,800	iShares S&P 500 Value Index Fund (a)	2,893,676	1,077,780	3,971,456
116,126	-	116,126	MFS Growth Fund - Class I (b)	5,712,257	-	5,712,257
74,956	-	74,956	Morgan Stanley Institutional Opportunity Portfolio - Class P (b)	1,179,064	-	1,179,064
34,142	-	34,142	Vanguard 500 Index Fund - Investor Shares	4,450,719	-	4,450,719
345,946	-	345,946	Vanguard Dividend Growth Fund - Investor Shares	5,773,845	-	5,773,845
-	8,000	8,000	Vanguard Growth ETF (a)	-	561,040	561,040
162,934	43,314	206,248	Wells Fargo Advantage Growth Fund - Administrator Class (b)	6,660,756	1,770,667	8,431,423
				59,244,634	6,511,799	65,756,433
			Sector Funds - 14.8%
18,480	2,813	21,293	Fidelity Select Health Care Portfolio (b)	2,638,715	401,714	3,040,429
-	1,782	1,782	Fidelity Select Software & Computer Services Portfolio	-	150,802	150,802
37,982	-	37,982	Fidelity Select Utilities Growth Portfolio	2,202,172	-	2,202,172
80,700	10,700	91,400	iShares Dow Jones U.S. Energy Sector Index Fund (a)	3,313,542	439,342	3,752,884
-	15,300	15,300	iShares S&P North American Natural Resources Index Fund	-	592,722	592,722
59,300	14,700	74,000	PowerShares Dynamic Pharmaceuticals Portfolio (a)	2,000,189	495,831	2,496,020

New Century Capital Portfolio Number of Shares	New Century Opportunistic Portfolio Number of Shares	Pro Forma Combined Number of Shares		New Century Capital Portfolio Market Value	New Century Opportunistic Portfolio Market Value	Pro Forma Combined Market Value
8,000	1,000	9,000	SPDR Gold Trust (a) (b)	1,334,880	166,860	1,501,740
-	42,800	42,800	Technology Select Sector SPDR Fund (a)		1,235,636	1,235,636
				11,489,498	3,482,907	14,972,405
			International Funds - 8.9%
122,255	-	122,255	Aberdeen Emerging Markets Fund - International Class	1,833,824	-	1,833,824
12,868	-	12,868	First Eagle Global Fund - Class A	633,605	-	633,605
128,016	11,052	139,068	Harding, Loevner International Equity Portfolio - Institutional Class	1,939,448	167,435	2,106,883
40,900	23,100	64,000	iShares MSCI Emerging Markets Index Fund (a)	1,681,399	949,641	2,631,040
	16,672	16,672	Oppenheimer Developing Markets Fund - Class Y	-	564,852	564,852
44,108	-	44,108	Oppenheimer International Growth Fund - Class Y	1,306,024	-	1,306,024
				7,394,300	1,681,928	9,076,228
			Mid-Cap Funds - 6.4%
12,600	-	12,600	iShares S&P MidCap 400 Growth Index Fund (a)	1,394,316	-	1,394,316
31,600	-	31,600	iShares S&P MidCap 400 Value Index Fund (a)	2,673,044	-	2,673,044
-	7,802	7,802	Meridian Growth Fund	-	353,650	353,650
7,200	4,502	11,702	SPDR S&P MidCap 400 ETF Trust (a)	1,283,400	802,481	2,085,881
				5,350,760	1,156,131	6,506,891
			Small-Cap Funds - 4.1%
-	13,431	13,431	Gabelli Small Cap Growth Fund (The) - Class I	-	486,458	486,458
21,200	2,900	24,100	iShares S&P SmallCap 600 Growth Index Fund (a)	1,733,100	237,075	1,970,175
21,800	-	21,800	iShares S&P SmallCap 600 Value Index Fund (a)	1,688,410	-	1,688,410
				3,421,510	723,533	4,145,043

			Total Investment Companies	$86,900,702	$13,556,298	$100,457,000

			MONEY MARKET FUNDS - 0.5%

358,471	115,177	473,648	Invesco STIT-STIC Prime Portfolio (The) - Institutional Class	$358,471	$115,177	$473,648

			Total Investments at Value - 99.6%	$87,259,173	$13,671,475	$100,930,648

			Liabilities in Excess of Other Assets - 0.4%	404,502	(15,063)	389,439

			Net Assets - 100.0%	$87,663,675	$13,656,412	$101,320,087

(a) Exchange-traded fund.

(b) Non-income producing security.	See accompanying notes to financial statements.

APPENDIX B - NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF NEW CENTURY CAPITAL PORTFOLIO AND
NEW CENTURY OPPORTUNISTIC PORTFOLIO
OCTOBER 31, 2012 (Unaudited)

1.	Description of the Portfolio

New Century Capital Portfolio is a series of New Century Portfolios organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.  The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. New Century Capital Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign).

2.	Basis of Combination

New Century Opportunistic Portfolio is a series of New Century Portfolios, an open-end management investment company organized as a Massachusetts business trust and registered under the Act.  The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of New Century Opportunistic Portfolio by New Century Capital Portfolio as if such acquisition had taken place as of November 1, 2012.  These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2012.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the New Century Capital Portfolio and New Century Opportunistic Portfolio will be accounted for by the method of accounting for tax-free mergers of investment companies.  The reorganization involves the transfer of substantially all of the assets and known liabilities of New Century Opportunistic Portfolio to New Century Capital Portfolio in exchange for shares of New Century Capital Portfolio, and the pro-rata distribution of such shares of New Century Capital Portfolio to the shareholders of New Century Opportunistic Portfolio, as provided by the Agreement.  New Century Capital Portfolio was determined to be the accounting survivor in the reorganization primarily because the portfolio composition of the combined portfolio is expected to be more like New Century Capital Portfolio’s current portfolio composition as a result of the application of New Century Capital Portfolio's investment process after the reorganization.  Consequently, New Century Capital Portfolio's performance track record more accurately reflects the results of the investment process that the combined portfolio will utilize after the reorganization.  The investment objectives, policies and restrictions, the load structure, the expense ratio (including the contractual expense limitation) and the investment advisory fee of the combined portfolio will be those of New Century Capital Portfolio.

Weston Financial Group, Inc. (the “Adviser”) is the investment adviser to New Century Capital Portfolio. The Adviser, and specifically New Century Capital Portfolio’s portfolio managers, will continue to advise the surviving portfolio.  Following the acquisition, New Century Capital Portfolio will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities held in New Century Opportunistic will be carried forward to the surviving portfolio and the results of operations for pre-combination periods of the surviving portfolio will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of New Century Opportunistic Portfolio will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of New Century Capital Portfolio and New Century Opportunistic Portfolio included in their annual report dated October 31, 2012.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of New Century Opportunistic Portfolio by New Century Capital Portfolio had taken place as of November 1, 2012.

3.	Portfolio Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. New Century Capital Portfolio may also invest in closed-end investment companies, exchange-traded funds, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, exchange-traded funds and direct investments in securities are valued at market prices, as described in the paragraph below. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term investments (those with remaining maturities of 60 days or less) may be valued at amortized cost which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•           Level 1 – quoted prices in active markets for identical securities
•           Level 2 – other significant observable inputs
•           Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.
The following is a summary of the inputs used to value New Century Capital Portfolio’s investments as of October 31, 2012 by security type:

	Level 1	Level 2	Level 3	Total

Investment Companies	$100,457,000	$-	$-	$100,457,000
Money Market Funds	473,648	-	-	473,648
Total	$100,930,648	$-	$-	$100,930,648

See the Pro Forma Combined Schedule of Investments for a listing of the securities valued using Level 1. As of October 31, 2012, New Century Capital Portfolio did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by New Century Capital Portfolio as of October 31, 2012. It is New Century Capital Portfolio’s policy to recognize transfers into and out of any Level at the end of the reporting period.

4.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of New Century Capital Portfolio that would have been issued at October 31, 2012, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of New Century Opportunistic Portfolio, as of October 31, 2012, divided by the net asset value per share of New Century Capital Portfolio as of October 31, 2012.  The pro forma number of shares outstanding for the combined portfolio consists of the following at October 31, 2012:

Shares of New Century Capital Portfolio	Additional Shares	Total Outstanding Shares
Pre-Combination	Assumed Issued	Post-Combination
October 31, 2012	in Reorganization	October 31, 2012

4,994,493	778,143	5,772,636

5.	Federal Income Taxes

Each Portfolio has elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the acquisition, New Century Capital Portfolio intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Portfolios is substantially the same for both financial accounting and Federal income tax purposes.  The tax cost of investments will remain unchanged for the combined portfolio.

6.	Merger Costs - The Adviser of the Portfolios will cover any expenses incurred in connection with the reorganization.

APPENDIX C – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

NEW CENTURY PORTFOLIOS
NEW CENTURY OPPORTUNISTIC PORTFOLIO

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 23rd day of January , 2013, by New Century Portfolios (the “Trust”), a Massachusetts business trust, with its principal place of business at 100 William Street, Suite 200, Wellesley, Massachusetts 02481, on behalf of the New Century Capital Portfolio (“Acquiring Fund”), a diversified series of the Trust, and the New Century Opportunistic Portfolio (“Acquired Fund”), a diversified series of the same Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) designated in this Agreement in Section 1.1 of this Agreement as the corresponding class of outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a series of the Trust, a registered investment company classified as a management investment company of the open-end type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a series of New Century Portfolios, a registered investment company classified as a management investment company of the open-end type under the 1940 Act, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, following the Reorganization, New Century Opportunistic Portfolio will deregister as a series of the investment company in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“Commission”);

WHEREAS, following the effective date of its deregistration, New Century Opportunistic Portfolio shall voluntarily dissolve in accordance with Massachusetts law and the terms of its Declaration of Trust, as amended from time to time (“New Century Portfolios’ Declaration of Trust”);

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquiring Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has determined, with respect to the Acquired Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1           Subject to the requisite approval by the Acquired Fund Shareholders (as defined in paragraph 3.1 below) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value (“NAV”) of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2           The property and assets of New Century Portfolios attributable to the Acquired Fund to be sold, assigned, conveyed transferred and delivered to and acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such stock dividends or other distribution that remain unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

1.3           The Acquired Fund will (i) make its best effort to discharge all of its known liabilities and obligations prior to the Valuation Date and (ii) provide the Acquiring Fund with a Schedule to this Agreement listing any and all of the known liabilities and obligations of the Acquired Fund that were not discharged by the Valuation Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.

1.4           Immediately following the actions contemplated by paragraph 1.1, New Century Portfolios shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, New Century Portfolios, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and (b) completely liquidate the Acquired Fund.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate NAV of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

1.5           Ownership of Acquiring Fund Shares will be shown on the books of Ultimus Fund Solutions, LLC, the Acquiring Fund’s transfer agent.

1.6           Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7           As promptly as practicable following the Reorganization of the Acquired Fund, the Trust will take all necessary actions to effect its deregistration as a series of an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.

2.	VALUATION

2.1           The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being also referred to herein as the “Valuation Date”), computed using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Trust’s Board of Trustees.

2.2           The NAV of Acquiring Fund Share shall be the NAV per share computed with respect to that class as of the Valuation Date, computed using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by New Century Portfolios’ Board of Trustees.

2.3           The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the corresponding Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the NAV of a corresponding Acquiring Fund Share (pursuant to Section 1.1 of this Agreement), determined using the same valuation procedures referred to in paragraph 2.2.

2.4           All computations of value shall be made by Ultimus Fund Solutions, LLC, in its capacity as transfer agent with respect to the Acquiring Fund, and shall be subject to confirmation by Weston Financial Group, Inc., New Century Portfolios’ administrator.  All computations of value with respect to the Acquired Fund shall be made by Ultimus Fund Solutions, LLC, in its capacity as transfer agent (“Acquired Fund Transfer Agent”) of New Century Portfolios, and shall be subject to review by Weston Financial Group, Inc.

3.	CLOSING AND CLOSING DATE

3.1           The Closing Date shall be February  28, 2013, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2           The Trust shall direct U.S. Bank, N.A., as custodian for the Acquired Fund (the “Custodian”), to deliver to the Trust at the Closing a certificate of an authorized officer of the Custodian stating that (a) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two (2) business days prior to or on the Closing Date, and (b) U.S. Bank, N.A. has paid such amounts, or set aside such amounts necessary for payment, as it has been instructed by an authorized person of the Opportunistic Portfolio under its Custody Agreement with U.S. Bank, N.A..  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at U.S. Bank, N.A. who have primary responsibility for the safekeeping of the assets of the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal Portfolios on the Closing Date.

3.3           The Trust shall direct the Acquired Fund Transfer Agent to deliver to the Trust at the Closing a certificate of an authorized officer of the Acquired Fund Transfer Agent stating that its records contain the names and addresses of each Acquired Fund Shareholder and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Secretary of the Trust shall confirm that (a) the appropriate number of corresponding Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of corresponding Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4.  At the Closing the Trust execute such bills of sale, checks, assignments, stock certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day practicable after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1           Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)
The Acquired Fund is duly organized as series of New Century Portfolios, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the New Century Portfolios Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

(b)
New Century Portfolios is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)
In the opinion of the Trust or its Counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)
The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1940 Act and the 1933 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)
On the Valuation Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)
The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the New Century Portfolios’ Declaration of Trust or the by-laws of the New Century Portfolios’ (“Trust  By-Laws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)
All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)
No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Fund or any of its properties or Assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Trust, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)
The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2012 have been audited by BBD, LLP., Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)
Since January 23, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in NAV per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)
On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Trust, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)
For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company (“RIC”), has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed substantially all (but not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)
All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)
The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary actions on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and subject to the approval of the shareholders of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)
The information to be furnished by the Acquired Fund for use in the Proxy Statement (as defined in paragraph 5.5) or any other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2           Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)
The Acquiring Fund is duly organized as a series of New Century Portfolios, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, with power under New Century Portfolio’s Declaration of Trust, as amended from time to time (the “Trust’s Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)
The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, and the Trust has in effect with respect to the shares of the Acquiring Fund an “indefinite” registration of shares pursuant to 1940 Act Rule 24f-2;

(c)
In the opinion of the Trust or its Counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)
The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1940 Act and the 1933 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)
The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or the by-laws of the Trust (“Trust By-Laws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)
No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)
The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2012 have been audited by BBD, LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)
Since January 23, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions.  For purposes of this subparagraph (h), a decline in NAV per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)
On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Trust, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)
For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a RIC, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(k)
All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other applicable federal and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)
The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of New Century Portfolios, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)
The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

(n)
The information to be furnished by the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.5) or other documents filed or to be filed with any federal, state or local regulatory authority (including the FINRA), which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           The Acquired Fund will (a) send appropriate notification to its shareholders of the Acquired Fund regarding the transactions contemplated by this Agreement and (b) call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein

5.3           The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5           The Trust, on behalf of the Acquiring Fund, shall prepare and file a Proxy Statement in compliance with the 1934 Act and the 1940 Act, and the rules and regulations thereunder with respect to the Reorganization (“Proxy Statement”). The Acquired Fund (a) fully cooperate with the Trust with respect to the preparation of the Proxy Statement and (b) provide in a timely manner to the Trust such information regarding the Acquired Fund as may be necessary for the preparation of the Proxy Statement.

5.6           The Acquiring Fund and the Acquired Fund each shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7           The Trust, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (a) vest in and confirm (i) the title and possession of the Trust, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder, and (ii) the title and possession of the Trust, on behalf of the Acquiring Fund, of all the Assets, and (b) otherwise to carry out the intent and purpose of this Agreement.

5.8           The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9           The Trust agrees that for a period of three years after the Closing Date at least seventy-five percent of the Trustees of New Century Portfolios will not be interested persons (as such term is defined in the 1940 Act) of the Trust.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Opportunistic Portfolio’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2           The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an officer of the Acquiring Fund, dated as of the Closing Date, pursuant to which the Trust, on behalf of the Acquiring Fund, assumes all the Liabilities of the Acquired Fund existing on the Valuation Date;

6.3           The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.4           The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.5           The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the Trust, on behalf of the Acquiring Fund, has performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.6           The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2           The Trust, on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities of the Acquired Fund, as of the Closing Date, certified by the Treasurer of the Trust;

7.3           The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4           The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5           The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed by the Trust President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the Trust, on behalf of the Acquired Fund, has performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.6           The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization, in exchange for the full and fractional corresponding Acquired Fund shares, shall have been calculated in accordance with paragraph 1.1; and

7.7           The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (a) no less than 98% of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (b) any undistributed investment company taxable income and net realized capital gains from any previous period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund and on behalf of the Acquiring Fund, the other party to this Agreement may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the applicable provisions of the Trust’s Declaration of Trust and Trust By-Laws, applicable state law and the 1940 Act;

8.2           On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of the Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4           The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5           The Trust shall have received the opinion of Greenberg Traurig, counsel to the Trust addressed to the Board of Trustees, substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Greenberg Traurig of representations it shall request from the Trust.  Notwithstanding anything to the contrary herein, the Trust may not consummate the transactions contemplated by this Agreement if this condition is not fully satisfied.

9.	INDEMNIFICATION

9.1           The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and its Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2           The Trust, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agree to indemnify and hold harmless the Acquiring Fund and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and its Trustees and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.	BROKERAGE FEES AND EXPENSES

10.1           The Trust, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization as set forth in paragraph 10.2.

10.2           The expenses relating to the proposed Reorganization will be borne by the Adviser.  No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1           The Trust, on behalf of the Acquiring Fund, and on behalf of the Acquired Fund, agree that it has made no representation, warranty or covenant that is not set forth herein, and this Agreement constitutes the entire agreement among the parties to this Agreement with respect to the Reorganization.

11.2           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by mutual written agreement of the authorized officers of the Trust.

14.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2           This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

14.3           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.  Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting there from, including, without limitation, consequential damages, except as specifically set forth above.

14.4           This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

NEW CENTURY PORTFOLIOS,
on behalf of the Opportunistic Portfolio

By:
Nicole M. Tremblay, Esq.
President, Chief Executive Officer

NEW CENTURY PORTFOLIOS
on behalf of the Capital Portfolio

By:
Stephen G. DaCosta
Chief Financial Officer

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

WESTON FINANCIAL GROUP, INC.

By:
John W. Filoon
President, Chief Operating Officer

APPENDIX D – WESTON FINANIAL GROUP, INC. INFORMATION

The principals and officers of Weston Financial Group, Inc. (“Weston Financial”) are set forth below.  None of these principals and officers has had any other business, profession, vocation or employment of a substantial nature at any time during the past two years, except as noted below.

•	Galan G. Daukas – Chief Executive Officer of the Adviser
•	John W. Filoon, III - President, Chief Operating Officer *
•	Ronald A. Sugameli – Chief Investment Officer of the Adviser
•	Kerry P. Falco – Managing Director of the Adviser
•	Maria A. Staffiere - Managing Director of the Adviser
•	Nicole M. Tremblay – Senior Vice President, Chief Compliance Officer

*  Mr. Filoon has been with the Adviser since May 2011, prior thereto he was employed by Bank of America, US Trust.

The business address of the Adviser is 100 William Street, Suite 200, Wellesley, Massachusetts 02481.

Weston Securities Corporation - Principal Underwriter and Distributor is located 100 William Street, Suite 200, Wellesley, Massachusetts 02481.

D-1

NEW CENTURY PORTFOLIOS
NEW CENTURY OPPORTUNISTIC PORTFOLIO
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

FEBRUARY 25, 2013

The undersigned hereby constitutes and appoints Nicole M. Tremblay and Betsy G. Flaherty, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of New Century Portfolios (the “Special Meeting”) to be held at 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902 on the 25th day of February, 2013 at 10:00 a.m. Eastern Time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated January 29, 2013.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals.

1.
To approve an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the New Century Opportunistic Portfolio (“Opportunistic Portfolio”) by the New Century Capital Portfolio (“Capital Portfolio”), a diversified series of the Trust, an open-end management investment company, in exchange for shares of the Capital Portfolio and the assumption by the Capital Portfolio of all liabilities of the Opportunistic Portfolio and (b) the subsequent liquidation, termination, and dissolution of the Opportunistic Portfolio; and

FOR	AGAINST	ABSTAIN

To transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof).  Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.  EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

IF YOU OWN MORE THAN ONE ACCOUNT YOU WILL RECEIVE MORE THAN ONE PROXY CARD.  PLEASE VOTE ALL PROXY CARDS PROMPTLY TO ENSURE YOUR IMPORTANT VOTE COUNTS.

E-1